ZIMMER HOLDINGS, INC. AND SUBSIDIARIES	2003 FORM 10-K

Certification	Exhibit 32

Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of Zimmer Holdings, Inc. (the “Company”) on Form 10-K for the period ending December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

J. Raymond Elliott
Chairman, President and Chief Executive Officer
March 15, 2004

Sam R. Leno
Executive Vice President, Corporate Finance
and Operations and Chief Financial Officer
March 15, 2004

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